                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 March 20, 2003


                           FIRST NATIONAL FUNDING LLC
                     FIRST BANKCARD MASTER CREDIT CARD TRUST
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)


       Nebraska                333-86574-00, 333-86574-01        02-0598125
------------------------      ----------------------------     --------------
(State of Incorporation)        (Commission File Number)        (IRS Employer
                                                               Identification
                                                                   Number)


                1620 Dodge Street
                 Stop Code 3198
                  Omaha, Nebraska                                   68197-3198
      ------------------------------------------                   ------------
   (Address of principal executive offices)                         (Zip Code)


                                 (402) 341-0500
             ------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
     ----------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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(C) Exhibits

         The Underwriting Agreement, dated March 13, 2003, was previously filed as Exhibit 1.1 to the Form 8-K filed on March 24, 2003. The revised Underwriting Agreement filed as Exhibit 1.1 to this amendment replaces the previously filed Underwriting Agreement in its entirety to correct inadvertent administrative errors in the EDGAR format of the agreement.

EXHIBIT NO.        DOCUMENT DESCRIPTION

Exhibit 1.1 Underwriting Agreement, dated March 13, 2003, among Banc One Capital Markets, Inc. and Banc of America Securities LLC. as Representatives of the Underwriters, First National Funding LLC and First National Bank of Omaha



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 24, 2003                FIRST NATIONAL FUNDING LLC

                                     By:  First National Funding Corporation,
                                          Managing Member


                                     By:   /s/ Jean L. Koenck
                                          --------------------------------------
                                          Jean L. Koenck, Senior Vice President



Dated: March 24, 2003                FIRST BANKCARD MASTER CREDIT CARD TRUST,

                                     By:  First National Bank of Omaha,
                                          As Servicer of First Bankcard Master
                                          Credit Card Trust

                                     By:   /s/ Jean L. Koenck
                                          --------------------------------------
                                          Jean L. Koenck, Vice President






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                                  EXHIBIT INDEX


EXHIBIT
NO.             DESCRIPTION

1.1 Underwriting Agreement, dated March 13, 2003, among Banc One Capital Markets, Inc. and Banc of America Securities LLC. as Representatives of the Underwriters, First National Funding LLC and First National Bank of Omaha